LKCM FUNDS

LKCM Small Cap Equity Fund
LKCM Small-Mid Cap Equity Fund
LKCM Equity Fund
LKCM Balanced Fund
LKCM Fixed Income Fund
LKCM International Equity Fund

Supplement dated January 5, 2022
To the Prospectus dated May 1, 2021,
as previously supplemented

Effective January 5, 2022, the following changes are made to the Prospectus of the LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund, and LKCM International Equity Fund (each, a “Fund,” and collectively, the “Funds”).

On page 49 of the Prospectus, the paragraph under the heading “Policy on Prohibition of Foreign Shareholders” is deleted and replaced with the following:

Shares of the Funds have not been registered for sale outside of the United States. Accordingly, the Funds generally require that shareholders must be U.S. persons with a valid U.S. taxpayer identification number to open an account with the Funds. Each Fund may sell shares to investors residing outside the United States in its discretion. The Funds reserve the right to close an account (generally within 30 days) if clarifying information/documentation is not received by the Funds from any such investors.

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